UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 and 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 26, 2002


                         ONE PRICE CLOTHING STORES, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                         0-15385                    57-0779028
 (State or other              (Commission File Number)         (IRS Employer
  jurisdiction                                               Identification No.)
of incorporation)


Highway 290 Commerce Park, 1875 East Main Street Duncan, South Carolina   29334
               (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (864) 433-8888


          (Former name of former address, if changed since last report)



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Item 5.  Other Events

         On September 26, 2002, One Price Clothing Stores, Inc. issued a press release announcing the amendment of its revolving credit facility with Congress Financial (Southern), an affiliate of Wachovia Corporation. A copy of this press release is attached hereto as Exhibit 99(a).

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

                  99(a)  Press release dated September 26, 2002.



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                                                              SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ONE PRICE CLOTHING STORES, INC.
                                              (Registrant)



Date:    September 26, 2002                   By:      /s/ H. Dane Reynolds
                                                       H. Dane Reynolds
                                                       Senior Vice President and
                                                       Chief Financial Officer